GE INSTITUTIONAL FUNDS

(Money Market Fund)

Supplement dated May 28, 2010 to Prospectus dated January 29, 2010

The Securities and Exchange Commission on February 23, 2010, adopted amendments to certain rules governing money market funds under the Investment Company Act of 1940, as amended, tightening the risk limiting conditions of Rule 2a-7. These new rules primarily relate to matters concerning a money market mutual fund’s liquidity requirements, portfolio maturity limits, credit quality and enhanced disclosure of portfolio holdings, among others.

In light of the foregoing, effective May 28, 2010, the GE Institutional Funds prospectus dated January 29, 2010 (the “Prospectus”) is amended as follows:

The third and fourth paragraphs under the section entitled “Principal Investment Strategies” in the summary section of the Money Market Fund are deleted in their entirety and replaced with the following:

“The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with remaining maturities of up to 13 months and limits the weighted average maturity of the Fund’s portfolio to 60 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry.

All of the Fund’s assets must be rated in the two highest short-term rating categories (or their unrated equivalents), and at least 97% of its assets must be rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.